THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------

                                                         SEGMENT DATA
                                                         ------------

                                                         (UNAUDITED)
                                                         -----------

                                                                                                                        Percentage
                                         Three Months Ended           Percentage Change From       Nine Months Ended      Change
                              -------------------------------------   ----------------------    -----------------------  ---------
NET REVENUES                  August 31,     August 25,       May 25,  August 25,   May 25,     August 31,     August 25,
                                 2001          2000            2001       2000       2001          2001           2000
                              ---------      ---------       -------   ---------    -------     ---------      ---------
                                           (In thousands)                                           (In thousands)

Capital Markets

   Institutional Equities    $   244,741   $   358,019    $   348,350     (32%)      (30%)    $   934,262   $  1,155,433    (19%)
   Fixed Income                  416,128       233,309        514,286       78%      (19%)      1,270,803        751,606      69%
   Investment Banking            213,458       220,414        156,349      (3%)        37%        489,782        736,375    (33%)
                             -----------   -----------    -----------                         -----------   ------------
  Total Capital Markets          874,327       811,742      1,018,985        8%      (14%)      2,694,847      2,643,414       2%

Global Clearing Services         192,021       241,691        207,383     (21%)       (7%)        623,304        796,733    (22%)
Wealth Management                128,027       160,075        133,917     (20%)       (4%)        406,532        524,730    (23%)
Other (a)                         10,383        57,970          8,373     (82%)        24%         62,520        133,973    (53%)
                             -----------   -----------    -----------                         -----------   ------------
      Total net revenues     $ 1,204,758   $ 1,271,478    $ 1,368,658      (5%)      (12%)    $ 3,787,203   $  4,098,850     (8%)
                             ===========   ===========    ===========                         ===========   ============
PRE-TAX INCOME

Capital Markets              $   196,028   $   150,852    $   276,392       30%      (29%)    $   660,701   $    692,706     (5%)
Global Clearing Services          43,251       100,966         65,859     (57%)      (34%)        188,243        356,687    (47%)
Wealth Management                  9,750        31,026          4,209     (69%)       132%         30,163        107,216    (72%)
Other (a)                        (44,343)      (13,261)       (79,631)   (234%)        44%       (154,628)      (267,404)     42%
                             -----------   -----------    -----------                         -----------   ------------
      Total pre-tax income   $   204,686   $   269,583    $   266,829     (24%)      (23%)    $   724,479   $    889,205    (19%)
                             ===========   ===========    ===========                         ===========   ============




(a) Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including the accrual related to the litigation charge for the nine months ended August 25, 2000 and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                              THE BEAR STEARNS COMPANIES INC.
                                              ------------------------------

                                            CONSOLIDATED STATEMENTS OF INCOME
                                            ---------------------------------

                                                       (UNAUDITED)
                                                       -----------


                                                                         Three Months Ended                  Nine Months Ended
                                                                   ----------------------------         --------------------------
                                                                   August 31,         August 25,        August 31,       August 25,
                                                                     2001               2000               2001             2000
                                                                   ---------          ---------         ---------        ---------
                                                                            (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

   REVENUES
       Commissions                                             $    266,958        $   262,042       $   840,126       $   894,143
       Principal transactions                                       551,156            521,086         1,863,296         1,666,513
       Investment banking                                           212,015            236,897           531,729           780,945
       Interest and dividends                                     1,233,861          1,353,628         3,536,204         4,138,265
       Other income                                                  37,815             35,236           116,008           104,632
                                                               ------------      -------------     -------------     -------------
          Total revenues                                          2,301,805          2,408,889         6,887,363         7,584,498
       Interest expense                                           1,097,047          1,137,411         3,100,160         3,485,648
                                                               ------------      -------------     -------------     -------------
          Revenues, net of interest expense                       1,204,758          1,271,478         3,787,203         4,098,850
                                                               ------------      -------------     -------------     -------------
   NON-INTEREST EXPENSES
       Employee compensation and benefits                           635,034            657,347         2,005,800         2,069,523
       Floor brokerage, exchange and clearance fees                  41,773             38,120           118,438           117,790
       Communications and technology                                112,806            105,132           341,344           327,535
       Occupancy                                                     40,483             33,064           109,033            99,837
       Advertising and market development                            33,442             32,531           100,979            91,779
       Professional fees                                             47,446             47,070           132,727           120,592
       Other expenses                                                89,088             88,631           254,403           382,589
                                                               ------------      -------------     -------------     -------------
          Total non-interest expenses                             1,000,072          1,001,895         3,062,724         3,209,645
                                                               ------------      -------------     -------------     -------------

       Income before provision for income taxes and
       cumulative effect of change in accounting principle          204,686            269,583           724,479           889,205
       Provision for income taxes                                    70,114             88,147           254,460           311,211
                                                               ------------      -------------     -------------     -------------
       Income before cumulative effect of change in
          accounting principle                                      134,572            181,436           470,019           577,994
       Cumulative effect of change in accounting principle,
          net of tax                                                     --                 --           (6,273)                --
                                                               ------------      -------------     -------------     -------------
       Net income                                              $    134,572      $     181,436     $     463,746     $     577,994
                                                               ============      =============     =============     =============
       Net income applicable to common shares                  $    124,794      $     171,658     $     434,411     $     548,659
                                                               ============      =============     =============     =============
       Adjusted net income used for diluted earnings
          per share(1)                                         $    141,866      $     197,567     $     492,455     $     611,929
                                                               ============      =============     =============     =============
       Basic earnings per share                                $       1.00      $        1.33     $    3.34 (2)     $        4.00
                                                               ============      =============     =============     =============
       Diluted earnings per share                              $       0.95      $        1.32     $    3.20 (2)     $        4.00
                                                               ============      =============     =============     =============
       Weighted average number of common shares outstanding:
               Basic                                            140,331,572        148,816,237       144,767,767       152,967,377
                                                               ============      =============     =============     =============
               Diluted                                          149,056,301        149,242,192       154,121,483       153,169,316
                                                               ============      =============     =============     =============
       Cash dividends declared per common share                $       0.15      $        0.15     $        0.45     $        0.40
                                                               ============      =============     =============     =============



    (1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
    (2) Amount reflects earnings per share after change in accounting principle. Basic earnings per share and diluted earnings per share before the change in accounting principle were $3.39 and $3.24, respectively.

    Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                               THE BEAR STEARNS COMPANIES INC.
                                               ------------------------------

                                             CONSOLIDATED STATEMENTS OF INCOME
                                             ---------------------------------

                                                        (UNAUDITED)
                                                        -----------

                                                                                            THREE MONTHS ENDED
                                                                                 --------------------------------------
                                                                                 AUGUST 31, 2001           MAY 25, 2001
                                                                                 ---------------           ------------
                                                                            (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


       REVENUES
           Commissions                                                           $    266,958              $    290,767
           Principal transactions                                                     551,156                   722,569
           Investment banking                                                         212,015                   181,389
           Interest and dividends                                                   1,233,861                 1,215,744
           Other income                                                                37,815                    38,913
                                                                                 ------------              ------------
              Total revenues                                                        2,301,805                 2,449,382
           Interest expense                                                         1,097,047                 1,080,724
                                                                                 ------------              ------------
              Revenues, net of interest expense                                     1,204,758                 1,368,658
                                                                                 ------------              ------------
       NON-INTEREST EXPENSES
           Employee compensation and benefits                                    $    635,034              $    735,641
           Floor brokerage, exchange and clearance fees                                41,773                    41,092
           Communications and technology                                              112,806                   113,504
           Occupancy                                                                   40,483                    37,294
           Advertising and market development                                          33,442                    33,705
           Professional fees                                                           47,446                    47,853
           Other expenses                                                              89,088                    92,740
                                                                                 ------------              ------------
              Total non-interest expenses                                           1,000,072                 1,101,829
                                                                                 ------------              ------------

           Income before provision for income taxes                                   204,686                   266,829
           Provision for income taxes                                                  70,114                    97,336
                                                                                 ------------              ------------
           Net income                                                            $    134,572              $    169,493
                                                                                 ============              ============
           Net income applicable to common shares                                $    124,794              $    159,715
                                                                                 ============              ============
           Adjusted net income used for diluted earnings per share (1)           $    141,866              $    183,046
                                                                                 ============              ============
           Basic earnings per share                                              $       1.00              $       1.23
                                                                                 ============              ============
           Diluted earnings per share                                            $       0.95              $       1.18
                                                                                 ============              ============
           Weighted average number of common shares outstanding:

                   Basic                                                          140,331,572               145,455,590
                                                                                 ============              ============
                   Diluted                                                        149,056,301               154,825,604
                                                                                 ============              ============

           Cash dividends declared per common share                              $       0.15              $       0.15
                                                                                 ============              ============



       (1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

       Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                     THE BEAR STEARNS COMPANIES INC.
                                     ------------------------------

                                     SELECTED FINANCIAL INFORMATION
                                     ------------------------------

                                               (UNAUDITED)
                                               -----------

                        (In thousands, except per share amounts and other data)
                        -------------------------------------------------------


                                                                                QUARTERS ENDED
                                                                --------------------------------------------
                                                                  AUGUST 31,        MAY 25,     FEBRUARY 23,
                                                                     2001            2001           2001
                                                                ------------    ------------    ------------
INCOME STATEMENT
Revenues, net of interest expense                               $  1,204,758    $  1,368,658    $  1,213,787
Net income                                                      $    134,572    $    169,493    $    159,681
Net income applicable to common shares                          $    124,794    $    159,715    $    149,903
Adjusted net income used for diluted earnings
   per share                                                    $    141,866    $    183,046    $    167,544
Earnings per common share:
     Basic                                                      $       1.00    $       1.23    $    1.11 (1)
     Diluted                                                    $       0.95    $       1.18    $    1.06 (1)

FINANCIAL RATIOS
Return on average common equity (annualized)                           12.2%           15.0%           13.6%
Adjusted pre-tax profit margin (2)                                     19.5%           22.5%           23.4%
Pre-tax profit margin (3)                                              17.0%           19.5%           20.8%
After-tax profit margin (4)                                            11.2%           12.4%           13.2%
Compensation & benefits/Revenues, net of interest expense              52.7%           53.7%           52.3%

BALANCE SHEET
Stockholders' equity, at period end                             $  5,148,394    $  5,534,723    $  5,621,405
Total stockholders' equity and trust issued
   preferred securities, at period end                          $  5,910,894    $  6,297,223    $  6,121,405
Total capital, at period end                                    $ 28,407,356    $ 27,566,286    $ 25,768,270
Book value per common share, at period end                      $      32.34    $      32.57    $      31.94

OTHER DATA (IN MILLIONS, EXCEPT SHARE
   AND EMPLOYEE DATA)
Margin debit balances, at period end                            $     34,600    $     42,200    $     37,600
Margin debit balances, average for period                       $     38,300    $     37,800    $     42,000
Customer short balances, at period end                          $     53,000    $     61,400    $     53,800
Customer short balances, average for period                     $     49,800    $     50,600    $     55,000
Stock borrowed, at period end                                   $     39,300    $     45,900    $     41,400
Stock borrowed, average for period                              $     46,100    $     45,400    $     49,300
Free credit balances, at period end                             $     20,300    $     15,900    $     17,300
Free credit balances, average for period                        $     19,700    $     17,900    $     18,300
Assets under management, at period end                          $     23,500    $     22,600    $     21,500
Employees, at period end                                              11,147          10,855          11,298
Common shares and common share equivalents
   outstanding, at period end                                    149,669,365     156,485,942     159,125,959
Weighted average number of common shares
   outstanding:
     Basic                                                       140,331,572     145,455,590     149,080,028
     Diluted                                                     149,056,301     154,825,604     158,617,123






                                                                                           QUARTERS ENDED
                                                                ------------------------------------------------------------
                                                                  NOVEMBER 30,    AUGUST 25,       MAY 26,       FEBRUARY 25,
                                                                     2000           2000            2000            2000
                                                                ------------    ------------    ------------    ------------
INCOME STATEMENT
Revenues, net of interest expense                               $  1,376,828    $  1,271,478     $  1,321,306    $  1,506,066
Net income                                                      $    195,189    $    181,436     $    118,377    $    278,181
Net income applicable to common shares                          $    185,411    $    171,658     $    108,599    $    268,403
Adjusted net income used for diluted earnings per share         $    201,625    $    197,567     $    117,084    $    297,278
Earnings per common share:
     Basic                                                      $       1.37    $       1.33     $       0.77    $       1.89
     Diluted                                                    $       1.36    $       1.32     $       0.77    $       1.89

FINANCIAL RATIOS
Return on average common equity (annualized)                           18.8%           18.8%            11.0%           27.9%
Adjusted pre-tax profit margin (2)                                     22.6%           24.8%            13.7%           33.5%
Pre-tax profit margin (3)                                              20.5%           21.2%            12.5%           30.1%
After-tax profit margin (4)                                            14.2%           14.3%             9.0%           18.5%
Compensation & benefits/Revenues, net of interest expense              52.2%           51.7%            52.9%           47.4%

BALANCE SHEET
Stockholders' equity, at period end                             $  5,654,288    $  4,911,600     $  4,865,282    $  4,937,291
Total stockholders' equity and trust issued
   preferred securities, at period end                          $  6,154,288    $  5,411,600     $  5,365,282    $  5,437,291
Total capital, at period end                                    $ 26,250,176    $ 24,768,473     $ 24,614,465    $ 23,185,770
Book value per common share, at period end                      $      31.51    $      29.58     $      28.74    $      28.21

OTHER DATA (IN MILLIONS, EXCEPT SHARE
   AND EMPLOYEE DATA)
Margin debit balances, at period end                            $     41,900    $     56,000         $ 52,100        $ 61,500
Margin debit balances, average for period                       $     52,900    $     56,400         $ 59,700        $ 56,600
Customer short balances, at period end                          $     57,200    $     60,000         $ 58,800        $ 66,900
Customer short balances, average for period                     $     59,900    $     59,800         $ 61,800        $ 64,700
Stock borrowed, at period end                                   $     49,300    $     48,800         $ 47,400        $ 56,100
Stock borrowed, average for period                              $     51,800    $     50,700         $ 53,000        $ 53,300
Free credit balances, at period end                             $     16,500    $     13,000         $ 14,000        $ 13,500
Free credit balances, average for period                        $     15,100    $     14,800         $ 15,000        $ 15,300
Assets under management, at period end                          $     19,500    $     16,600         $ 14,600        $ 13,700
Employees, at period end                                              11,201          10,807           10,373          10,210
Common shares and common share equivalents
   outstanding, at period end                                    158,039,960     159,098,866      160,568,727     162,607,443
Weighted average number of common shares
    outstanding:
      Basic                                                      147,585,214     148,816,237      152,446,615     157,641,253
      Diluted                                                    148,697,431     149,242,192      152,624,273     157,685,693




(1) After change in accounting principle.
(2) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(3) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of net income to revenues, net of interest expense.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.